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                                                                   Exhibit 10.31
BANK OF AMERICA                                           AMENDMENT TO DOCUMENTS

                   AMENDMENT NO. 4 TO BUSINESS LOAN AGREEMENT

         This Amendment No. 4 (the "Amendment") dated as of December 20, 1996 is among Bank of America National Trust and Savings Association (the "Bank") and CALNETICS CORPORATION ("Borrower 1"), MANCHESTER PLASTICS CO., INC. ("Borrower 2"), NY-GLASS PLASTICS, INC. ("Borrower 3") and AGRICULTURAL PRODUCTS, INC. ("Borrower 4") (Borrower 1, Borrower 2, Borrower 3 and Borrower 4 are sometimes referred to collectively as the "Borrowers" and individually as the "Borrowee").



                                    RECITALS

         A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of June 20, 1994, as previously amended (the "Agreement").

         B. The Bank and the Borrowers desire to further amend the Agreement.

                                   AGREEMENT

         1.      DEFINITIONS.     Capitalized terms used but not defined in
this Amendment shall have the meaning given to them in the Agreement.

         2.      AMENDMENTS.      The Agreement is hereby amended as follows:

                 2.1 Subparagraph (a) of Paragraph 1.3 of the Agreement is amended to read in its entirety as follows:

                         "(a) The interest rate is the Bank's Reference Rate plus one-quarter (.25) of a percentage point."

                 2.2 In Paragraph IA.2 of the Agreement, the date "DECEMBER 31, 1997" is substituted for the date "DECEMBER 30, 1996".

                 2.3 The first paragraph in Paragraph 4.7 of the Agreement is amended to read in its entirety as follows:

                          4.7     INTEREST ON LATE PAYMENTS.  At the Bank's
sole option in each instance, any amount not paid when due under this Agreement (including interest) shall bear interest from the due date at the Bank's Reference Rate plus one- quarter (.25) of a percentage point."

                 2.4 The first paragraph in Paragraph 7.4 of the Agreement is amended to read in its entirety as follows:

                          "7.4 TANGIBLE NET WORTH. To maintain on a consolidated basis, tangible net worth equal to at least Six Million Dollars ($6,000,000)."

                 2.5 The first paragraph in Paragraph 7.5 of the Agreement is amended to read in its entirety as follows:

                          "7.5 TOTAL LIABILITIES TO TANGIBLE NET WORTH.  To
maintain on a consolidated basis, a ratio of total liabilities to tangible net worth not exceeding 1.50:1.00. This ratio will be calculated on the last day of each fiscal quarter of the Borrowers."

         3.   CONDITIONS.         This Amendment will not be effective until
 the Bank has received the following:











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                 (a)      A copy of this Amendment, duly executed by each
                          Borrower; and

                 (b) A written consent to the terms of this Amendment, duly executed by Union Bank of California, N.A. successor to The Bank of California, N.A.

         4.      EFFECT OF AMENDMENT.      Except as provided in this
Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                 This Amendment is executed as of the date stated at the beginning of this Amendment.


BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION      CALNETICS CORPORATION


    /s/ Susan C.  Howard                    /s/ Steven L.  Strawn
    ----------------------------------      ----------------------------------
    By:     Susan C. Howard, Assistant      By: Steven L Strawn, Vice President
            Vice President


    /s/ Thomas W.  Vent                     /s/ Clinton G.  Gerlach
    ----------------------------------      ----------------------------------
    By:     Thomas W. Vent, Vice President  By: Clinton G.  Gerlach, Chairman
                                                of the Board and President

                                            MANCHESTER PLASTICS CO., INC.

                                            /s/ Steven L.  Strawn
                                            ----------------------------------
                                            By: Steven L. Strawn, President

                                            /s/ Clinton G. Gerlach
                                            ----------------------------------
                                            By: Clinton G.  Gerlach, Chairman
                                            of the Board

                                            NY-GLASS PLASTICS, INC.

                                           /s/ Michael A. Hornak
                                           -----------------------------------
                                           By: Michael A. Hornak, President

                                           /s/ Clinton G. Gerlach
                                           -----------------------------------
                                           By: Clinton G.  Gerlach, Chairman
                                           of the Board

                                           AGRICULTURAL PRODUCTS, INC.


                                           /s/ Lon Schultz
                                           -----------------------------------
                                           By: Lon Schultz, President

                                           /s/ Clinton G. Gerlach
                                           -----------------------------------
                                           By: Clinton G.  Gerlach, Chairman
                                           of the Board






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